DREYFUS INTERNATIONAL VALUE FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report that in the six-month fiscal period ended February 28, 1997, the Dreyfus International Value Fund outperformed the Morgan Stanley Europe, Australasia, Far East (EAFE) Index. Your Fund posted a total return of 6.96%* whereas EAFE, net of dividends, returned 2.29%.**
    The most significant factor influencing performance during this period was Japan. Despite a mildly improving economy, low interest rates and a slightly weaker currency (thereby supporting exports) Japanese investors seemingly shunned the equity market. Poor local returns in both the equity and bond markets in recent years have driven Japanese institutional investors to seek the higher returns available in the U.S. and elsewhere. As a result, the Morgan Stanley Japan Index lost 7.2% in local currency and lost nearly 16.5% in dollar terms.
    In contrast, the returns in the European market were quite robust. In local currency, the Morgan Stanley Europe Index returned 18.2% (+13.7% in dollar terms). Driving the strong returns in Europe were two related factors, declining interest rates and fiscal and political preparation for the European Monetary Union. Those countries that are viewed as the most likely participants in the new single currency garnered some of the best returns. Germany, France and Ireland were standouts and are all likely to meet the convergence criteria.
    The two countries most likely not to join the single currency at its outset were, coincidentally, among the weakest performers for the period. They are Switzerland and the United Kingdom. The Swiss are reluctant to surrender their neutrality and so are not likely to join the EMU in 1999.
    In the U.K., the Morgan Stanley United Kingdom Index closed up only 12.4% in local terms. The two issues that drove 1996 performance and, more importantly, set the tone for 1997, are the upcoming election and the hotly debated issue of joining the single currency. The election is now set for May 1, 1997 and while the consensus projects a Labor party victory, no one expects that basic fiscal and monetary policies will change under a new administration. The question of Britain's joining the single currency is not an easy one to judge. Economic and fiscal policies appear to be working towards meeting the convergence criteria. The underlying theory is that should the U.K. decide not to join, it should be for reasons of its own choosing and not because it failed to meet the convergence criteria. Either way, fiscal and economic policies of both the Labor and Tory parties are moving positively towards low inflation, slow growth and declining fiscal deficit.
PORTFOLIO FOCUS
    In recent months, we commenced selling several positions. We started to take profits in Goodman Fielder and Southcorp Holdings in Australia. Both of these companies are beginning to see the results of restructuring initiatives undertaken in the last eighteen months. We trimmed our exposure to Hong Kong Shanghai Bank (HSBC). This has been an excellent stock for your portfolio. Since our initial purchase in October 1995, this stock has nearly doubled on the back of declining interest rates. At this point we believe that earnings have peaked for the cycle. We continue to hold a position. HSBC remains one of the best banks in the region in terms of credit quality and valuation. Another Hong Kong company that we started to trim was Yue Yuen Industrial. Yue Yuen is the leading manufacturer of sneakers for Nike, Adidas and Reebok. The stock had done quite well on the back of excellent results from Nike and Adidas. The stock has also benefited from the rally in Hong Kong. Investors are anticipating a smooth handover of the colony to the Chinese on July 1, 1997.
    The portfolio engaged in a couple of swaps in order to maximize valuation. In one instance we sold RWE AG and instead purchased Viag AG. Both companies are German utilities; however, Viag had significantly underperformed. We believe that Viag will be more successful in their efforts to restructure and reduce cost than RWE. In addition we are seeing positive earnings momentum coming from Viag's nonutility businesses. It was the poor results from these businesses that caused Viag's underperformance in 1996.

    In the most recent six months, we initiated positions in Cable & Wireless, ANZ, Hong Kong Electric and GEA. Purchase of Cable & Wireless was made because of its attractive valuation and the near-term potential for divestiture of noncore assets, improvement in profitability and clarification of its global strategy. ANZ was purchased because it had positive earnings momentum and it was the least expensive of the four largest Australian banks. In addition, ANZ is the most operationally leveraged for a bank merger should such mergers be allowed. In the case of GEA, we saw orders begin to rise dramatically in recent months. This should translate into earnings momentum. In addition, the company recently reported seemingly disappointing earnings. Most of the decline actually came from nonrecurring charges that were taken for restructuring. We believe the moves the company is making are positive and will help position GEA for 1997.
    As we look into the balance of 1997, we are actively examining the market's perception of value. We believe that a critical review of value will continue to help your portfolio achieve a positive risk/reward profile.
                              Sincerely,

                          [Sandor Cseh signature logo]

                              Sandor Cseh
                              Portfolio Manager
March 20, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC.-The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.


DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS                                                                        FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks-87.1%                                                                            Shares                 Value
                                                                                              -------                -------
  Argentina-.9%                      YPF Sociedad Anonima, ADR......                           17,500          $     468,125
                                                                                                                     -------
  Australia-3.4%                     Amcor.........................                            60,000                395,846
                                     Australia and New Zealand Banking......                  100,250                627,076
                                     Boral.......................................             212,954                579,874
                                     Commonwealth Bank of Australia
                                       (Installment Receipt)................                   22,700                150,115
                                     Goodman Fielder........................                   77,359                 93,889
                                                                                                                     -------
                                                                                                                   1,846,800
                                                                                                                     -------
  Austria-.2%                        Creditanstalt-Bankverein.........                            800                 94,415
                                                                                                                     -------
  Brazil-.5%                         Telecomunicacoes Brasileiras, ADR                          3,000                291,000
                                                                                                                     -------
  Denmark-.8%                        Tele Danmark, ADR......................                   15,800                418,700
                                                                                                                     -------
  France 9.2%                        Alcatel Alsthom, ADR...................                   35,092                719,386
                                     CLF-DEXIA France.......................                    5,800                578,526
                                     C.S.F. (Thompson)......................                   13,104                414,633
                                     Danone.................................                    4,026                609,775
                                     Elf Aquitaine, ADR.....................                   15,600                748,800
                                     Michelin...............................                    8,000                500,377
                                     Rhone-Poulenc, ADR.....................                   13,136                458,118
                                     Societe Generale.......................                    5,954                688,867
                                     Usinor Sacilor.........................                   20,000                308,528
                                                                                                                     -------
                                                                                                                   5,027,010
                                                                                                                     -------
  Germany-8.3%                       Bayer...........................                          15,500                653,941
                                     Deutsche Bank..........................                   15,300                793,629
                                     GEA.........................................               1,500                516,935
                                     Henkel KGaA............................                      500                 25,580
                                     Siemens................................                   17,400                880,098
                                     Tarkett.....................................              16,000                284,226
                                     VEBA........................................              10,300                589,164
                                     Viag........................................               1,200                529,725
                                     Volkswagen.............................                      550                266,402
                                                                                                                     -------
                                                                                                                   4,539,700
                                                                                                                     -------
  Hong Kong-2.3%                     Cheung Kong...................                            41,000                391,837
                                     HSBC........................................              12,474                304,480
                                     HongKong Electric......................                  159,500                552,060
                                                                                                                     -------
                                                                                                                   1,248,377
                                                                                                                     -------
  Italy-3.1%                         ENI S.p.A, ADR....................                         9,000                447,750
                                     Fiat Spa...............................                   70,000                214,509
                                     Istituto Mobiliare Italiano, ADR.......                   14,000                367,500
                                     Seat SpA...............................                  180,000                 41,468
                                     Stet Societa' Finanziaria Telefonica...                  180,000                634,575
                                                                                                                     -------
                                                                                                                   1,705,802
                                                                                                                     -------
  Japan-23.5%                        Canon............................                         30,000                628,952
                                     Chudenko...............................                    5,000                143,511

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                          FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                              -------                 ------
  Japan (continued)                  Credit Saison..............                               36,500          $     780,408
                                     Dai-Tokyo Fire & Marine Insurance......                   98,000                497,338
                                     Fuji Machine Manufacturing.............                   10,000                259,567
                                     Hitachi.....................................              60,000                519,135
                                     Hitachi Koki...........................                   40,000                264,559
                                     Honda Motor............................                   13,000                403,411
                                     Ito-Yokado.............................                   16,000                729,451
                                     Kao.........................................              50,000                549,085
                                     Mabuchi Motor..........................                   12,000                600,000
                                     Mikuni Coca Cola.......................                   26,000                317,970
                                     Minebea................................                   75,000                622,712
                                     Mitsubishi Heavy Industries............                  100,000                722,962
                                     Murata Manufacturing...................                   15,000                527,870
                                     Nichiei.....................................               5,600                419,301
                                     Nishimatsu Construction................                   50,000                374,376
                                     Ono Pharmaceutical.....................                    6,000                193,677
                                     Sankyo.................................                   19,000                475,790
                                     Sekisui Chemical.......................                   55,000                571,964
                                     Sekisui House..........................                   35,000                326,123
                                     Sony........................................               6,000                434,775
                                     Toshiba................................                  105,000                594,010
                                     Toyota Motor...........................                   31,000                796,922
                                     Yamanouchi Pharmaceutical..............                   20,000                419,301
                                     Yamato Transport.......................                   65,000                643,511
                                                                                                                     -------
                                                                                                                  12,816,681
                                                                                                                     -------
  Malaysia-1.2%                      Affin Holdings.................                           70,000                217,251
                                     IOI Properties.........................                   50,000                170,294
                                     Perusahaan Otomobil Nasional...........                   40,000                264,410
                                                                                                                     -------
                                                                                                                     651,955
                                                                                                                     -------
  Netherlands-6.6%                   ABN-Amro....................                               5,887                422,404
                                     Akzo Nobel NV, ADR.....................                    7,000                504,000
                                     Hollandsche Beton Groep................                    1,700                373,900
                                     Hunter Douglas.........................                    7,745                585,074
                                     ING Groep..............................                    7,144                276,418
                                     Koninklijke KNP........................                   18,000                411,244
                                     Philips Electronics NV, ADR............                   15,000                675,000
                                     Royal PTT Nederland, ADR...............                    9,471                343,325
                                                                                                                     -------
                                                                                                                  3,591,365
                                                                                                                     -------
  New Zealand-.7%                    Air New Zealand..............                             73,000                190,968
                                     Fletcher Challenge Energy..............                   70,000                180,206
                                                                                                                     -------
                                                                                                                     371,174
                                                                                                                     -------
  Norway-1.0%                        Christiania Bank.................                         60,000                223,734
                                     Orkla.......................................               4,500                332,593
                                                                                                                     -------
                                                                                                                     556,327
                                                                                                                     -------

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                         FEBRUARY 28, 1997 (UNAUDITED)
Common Stocks (continued)                                                                      Shares                 Value
                                                                                              -------                 ------
  Peru-.5%                           Telefonica del Peru, ADR............                      11,500          $     253,000
                                                                                                                     -------
  Philippines-.4%                    Philippine Long Distance Telephone, ADR                    4,000                232,000
                                                                                                                     -------
  Portugal-.5%                       Banco Comercial Portugues.......                          20,000                287,213
                                                                                                                     -------
  Singapore-1.1%                     Development Bank of Singapore                             29,000                384,766
                                     Far East Levingston Shipbuilding.......                   52,000                213,549
                                                                                                                     -------
                                                                                                                     598,315
                                                                                                                     -------
  South Korea-.3%                    Kookmin Bank, ADR............                             10,500 (a,b)          187,950
                                                                                                                     -------
  Spain-3.5%                         Corporacion Bancaria de Espana, ADR                       32,000                648,000
                                     Gas Y Electridad.......................                   10,000                540,126
                                     Repsol, ADR............................                   19,000                722,000
                                                                                                                     -------
                                                                                                                   1,910,126
                                                                                                                     -------
  Sweden-2.3%                        Marieberg Tidnings...............                         13,400                371,468
                                     Scania AB 'A'..........................                    6,000                147,137
                                     Scania AB 'A', ADR.....................                    9,250                226,047
                                     Scania AB 'B', ADR.....................                    1,250                 30,781
                                     Volvo AB 'B', ADR......................                   20,000                497,500
                                                                                                                     -------
                                                                                                                   1,272,933
                                                                                                                     -------
  Switzerland-4.8%                   Magazine Zum Globus.........                                 885                381,161
                                     Nestle......................................                 450                489,402
                                     Schweizerischer Banksverein............                    3,000                568,836
                                     Sulzer......................................                 900                560,709
                                     Zurich Versicherungs...................                    2,000                594,569
                                                                                                                     -------
                                                                                                                   2,594,677
                                                                                                                     -------
  United Kingdom-12.0%               BTR.....................                                 200,129                778,011
                                     Bunzl.......................................             135,779                465,878
                                     Cable & Wireless, ADR..................                   22,000                533,500
                                     Devro.......................................              70,000                318,910
                                     Energy, ADR............................                    1,000                 34,000
                                     Hanson, ADR............................                    1,000                 22,250
                                     Laird.......................................              35,000                205,095
                                     National Westminster Bank..............                   55,813                690,047
                                     Powergen...............................                   65,854                667,667
                                     RTZ.........................................              56,087                857,079
                                     Safeway................................                  100,000                591,283
                                     Scapa.......................................              55,000                199,920
                                     Smith (David S.).......................                   50,765                203,557
                                     Stakis......................................             150,000                266,505
                                     Tomkins................................                  160,000                739,368
                                                                                                                     -------
                                                                                                                   6,573,070
                                                                                                                     -------
                                     TOTAL COMMON STOCKS
                                       (cost $46,018,580)...................                                     $47,536,715
                                                                                                                     =======

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                        FEBRUARY 28, 1997 (UNAUDITED)
Convertible Preferred Stocks-1.0%                                                             Shares                 Value
                                                                                              -------                ------
  Germany;                           Henkel KGaA-Vorzug
                                       (cost $457,895)......................                   10,300          $     548,910
                                                                                                                     =======
                                                                                             Principal
Short-Term Investments-11.5%                                                                  Amount
                                                                                               ------
  U.S. Treasury Bills:               5.00%, 4/3/97..........................            $     547,000          $     544,500
                                     5.01%, 4/17/97.........................                  335,000                332,739
                                     4.97%, 4/24/97.........................                  538,000                533,943
                                     5.01%, 5/1/97..........................                  337,000                334,119
                                     4.98%, 5/8/97..........................                1,841,000              1,823,474
                                     4.95%, 5/15/97.........................                2,333,000              2,308,410
                                     4.97%, 5/22/97.........................                  413,000                408,242
                                                                                                                     -------
                                     TOTAL SHORT-TERM INVESTMENTS
                                       (cost $6,286,389)....................                                    $  6,285,427
                                                                                                                     =======

TOTAL INVESTMENTS (cost $52,762,864)........................................                    99.6%            $54,371,052
                                                                                                 ====                =======
CASH AND RECEIVABLES (NET)..................................................                      .4%          $     229,341
                                                                                                 ====                =======
NET ASSETS..................................................................                   100.0%            $54,600,393
                                                                                                 ====                =======

Notes to Statement of Investments:
    (a) Non-income producing.
    (b) Security exempt from registration under Rule 144A of the Securities
   Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 1997, this security amounted to $187,950 or approximately .34% of net assets.














SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES                                                            FEBRUARY 28, 1997 (UNAUDITED)
                                                                                                    Cost             Value
                                                                                                  -------            ------
ASSETS:                          Investments in securities-See Statement of Investments       $52,762,864       $54,371,052
                                 Cash.......................................                                        273,511
                                 Cash denominated in foreign currencies.....                  $   671,047           662,434
                                 Dividends receivable.......................                                         48,373
                                 Prepaid expenses...........................                                         24,997
                                                                                                                    -------
                                                                                                                 55,380,367
                                                                                                                    -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       33,200
                                 Due to Distributor.........................                                          9,674
                                 Payable for investment securities purchased                                        694,033
                                 Net unrealized depreciation on forward
                                 currency exchange contracts-Note 4(a)                                                  270
                                 Accrued expenses...........................                                         42,797
                                                                                                                    -------
                                                                                                                    779,974
                                                                                                                    -------
NET ASSETS..................................................................                                    $54,600,393
                                                                                                                    -------
                                                                                                                    -------
REPRESENTED BY:                  Paid-in capital............................                                    $52,504,057
                                 Accumulated distributions in excess of
                                 investment income-net                                                              (56,960)
                                 Accumulated net realized gain (loss) on investments                                553,064
                                 Accumulated net unrealized appreciation (depreciation) on
                                       investments and foreign currency transactions                              1,600,232
                                                                                                                    -------
NET ASSETS..................................................................                                    $54,600,393
                                                                                                                    =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      3,924,058
NET ASSET VALUE, offering and redemption price per share....................                                         $13.91
                                                                                                                    =======






SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME:                          Cash dividends (net of $19,859 foreign taxes
                                     withheld at source)....................                    $   181,537
                                 Interest...................................                        111,786
                                                                                                     ------
                                       Total Income.........................                                       $   293,323
EXPENSES:                        Management fee-Note 3(a)...................                    $   185,617
                                 Shareholder servicing costs-Note 3(b)......                         55,049
                                 Custodian fees.............................                         24,023
                                 Registration fees..........................                         15,149
                                 Professional fees..........................                         11,493
                                 Directors' fees and expenses-Note 3(c).....                          4,990
                                 Prospectus and shareholders' reports.......                          3,007
                                 Miscellaneous..............................                            642
                                                                                                     ------
                                       Total Expenses.......................                        299,970
                                 Less-reduction in management fee due to
                                     undertaking-Note 3(a)..................                        (21,545)
                                                                                                     ------
                                       Net Expenses.........................                                           278,425
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                            14,898
                                                                                                                        ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments
                                     and foreign currency transactions .....                    $   845,591
                                 Net realized gain (loss) on forward currency
                                     exchange contracts.....................                       (110,483)
                                                                                                     ------
                                       Net Realized Gain (Loss).............                                           735,108
                                 Net unrealized appreciation (depreciation) on investments
                                     and foreign currency transactions .....                                         1,676,880
                                                                                                                        ------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                         2,411,988
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,426,886
                                                                                                                        ======




SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                            Six Months Ended
                                                                                            February 28, 1997    Year Ended
                                                                                             (Unaudited)      August 31, 1996*
                                                                                               -------------    -------------
OPERATIONS:
    Investment income-net...................................................                  $       14,898   $     235,391
    Net realized gain (loss) on investments.................................                         735,108         208,090
    Net unrealized appreciation (depreciation) on investments...............                       1,676,880         (76,648)
                                                                                                     -------         -------
      Net Increase (Decrease) in Net Assets Resulting from Operations.......                       2,426,886         366,833
                                                                                                     -------         -------
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income-net...................................................                        (290,696)        (16,553)
    Net realized gain on investments........................................                        (376,194)        (13,940)
                                                                                                     -------         -------
      Total Dividends.......................................................                        (666,890)        (30,493)
                                                                                                     -------         -------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................                      44,345,725      29,459,331
    Dividends reinvested....................................................                         522,275          30,423
    Cost of shares redeemed.................................................                     (17,665,435)     (4,188,262)
                                                                                                     -------         -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions.....                      27,202,565      25,301,492
                                                                                                     -------         -------
          Total Increase (Decrease) in Net Assets...........................                      28,962,561      25,637,832
NET ASSETS:
    Beginning of Period.....................................................                      25,637,832           ---
                                                                                                     -------         -------
    End of Period...........................................................                     $54,600,393     $25,637,832
                                                                                                     =======         =======
UNDISTRIBUTED INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF INVESTMENT INCOME)-NET            $      (56,960)  $     218,838
                                                                                                     -------         -------
                                                                                                     Shares          Shares
                                                                                                     -------         -------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                       3,228,525       2,260,166
    Shares issued for dividends reinvested..................................                          38,601           2,436
    Shares redeemed.........................................................                      (1,281,554)       (324,116)
                                                                                                     -------         -------
      Net Increase (Decrease) in Shares Outstanding.........................                       1,985,572       1,938,486
                                                                                                     =======         =======
*From September 29, 1995 (commencement of operations) to August 31, 1996.





SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                   Six Months Ended
                                                                                   February 28, 1997     Year Ended
PER SHARE DATA:                                                                       (Unaudited)     August 31, 1996(1)
                                                                                       ------------    ------------------
    Net asset value, beginning of period...................................              $13.23            $12.50
                                                                                           ----              ----
    Investment Operations:
    Investment income-net..................................................                 .01(2)            .15
    Net realized and unrealized gain (loss)
      on investments.......................................................                 .90               .65
                                                                                           ----              ----
    Total from Investment Operations.......................................                 .91               .80
                                                                                           ----              ----
    Distributions:
    Dividends from investment income-net...................................                (.10)             (.04)
    Dividends from net realized gain on investments........................                (.13)             (.03)
                                                                                           ----              ----
    Total Distributions....................................................                (.23)             (.07)
                                                                                           ----              ----
    Net asset value, end of period.........................................               $13.91           $13.23
                                                                                           ====              ====
TOTAL INVESTMENT RETURN(2).................................................                6.96%             6.43%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets(3).............................                 .74%             1.39%
    Ratio of net investment income
      to average net assets(3).............................................                 .04%             1.78%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager(3)................................                 .06%              .51%
    Portfolio Turnover Rate(3).............................................              14.55%             19.14%
    Average commission rate paid (4).......................................              $.0314            $.0348
    Net Assets, end of period (000's Omitted)..............................             $54,600           $25,638
(1)    From September 29, 1995 (commencement of operations) to August 31, 1996.
(2)    Based on average shares outstanding at each month end.
(3)    Not annualized.
(4)    The Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.


SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus International Value Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering eight series, including the Fund. The Fund's investment objective is long-term capital growth. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that funds' operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: The Fund's investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended February 28, 1997, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from September 1, 1996 through August 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees) and extraordinary expenses, exceed an annual rate of 1.50% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $21,545 during the period ended February 28, 1997.
    (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended February 28, 1997, the Fund was charged an aggregate of $46,404 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $3,722 during the period ended February 28, 1997.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) Effective March 1, 1997, a 1% redemption fee is charged on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

DREYFUS INTERNATIONAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended February 28, 1997, amounted to $27,392,192 and $4,888,080, respectively.
    In addition, the following summarizes open forward currency exchange contracts at February 28, 1997:

                                                           Foreign
                                                           Currency                                        Unrealized
Forward Currency Sales Contracts                           Amounts         Proceeds          Value      (Depreciation)
----------------------------------                    --------------     ------------       -------     --------------
Australian Dollar, expiring 3/3/97...........            299,723           $233,184         $233,454         $(270)
                                                                                                              ====

    The Fund enters into forward currency exchange contracts in order to hedge its exposure in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    (b) At February 28, 1997, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $1,607,918, consisting of $3,490,648 gross unrealized appreciation and $1,882,730 gross unrealized depreciation.
    At February 28, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


  [Dreyfus lion "d" logo]
Registration Mark
DREYFUS INTERNATIONAL VALUE FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                            254SA972
  [Dreyfus logo]
Registration Mark
International
Value Fund
Semi-Annual
Report
February 28, 1997